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                                                                   EXHIBIT 10.29
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                         CONSTRUCTION LOAN SUPPLEMENT

                                    BETWEEN

                COLORADO SPRINGS PRODUCTION CREDIT ASSOCIATION

                                      AND

                           COLORADO GREENHOUSE, INC.


                                     DATED
                                     AS OF


                               JANUARY 24, 1997

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

                         CONSTRUCTION LOAN SUPPLEMENT

     THIS SUPPLEMENT to the Master Loan Agreement dated the 24th day of January, 1997 (the "MLA"), is entered into as of the 21st day of January, 1997, between COLORADO SPRINGS PRODUCTION CREDIT ASSOCIATION, (the "Lender"), and COLORADO GREENHOUSE, INC. ("CGI").

                                   ARTICLE 1

                         DEFINITIONS, INTERPRETATIONS

     SECTION 1.1 DEFINITIONS. In addition to the definitions set out in the MLA, which are incorporated herein to the extent there is no conflict with terms defined herein, the capitalized terms set forth herein shall have the following meanings:

     ACSM shall have the meaning provided in Section 7.1(c) of Article 7 of this Supplement.

     ALTA shall have the meaning provided in Section 7.1(c) of Article 7 of this Supplement.

     BUILDER'S RISK shall have the meaning provided in Section 7.1(e) of Article 7 of this Supplement.

     CHANGE ORDER REQUEST shall have the meaning provided in Section 10.1 of
     Article 10 of this Supplement, and shown at Exhibit "A."

     COMPLETION DATE shall have the meaning provided in Section 7.1(b) of
     Article 7 of this Supplement.

     CONSTRUCTION CERTIFICATE shall have the meaning provided in Section 7.2(b) of Article 7 of this Supplement and shown at Exhibit "B."

     CONSTRUCTION COMMITMENT shall have the meaning provided in Section 2.1 of
     Article 2 of this Supplement.

     DISBURSEMENT SCHEDULE shall have the meaning provided in Section 7.1(b) of
     Article 7 of this Supplement.

     DISCLOSURE SCHEDULE shall have the meaning provided in Article 8 of this Supplement and shown at Exhibit "F."

     EVENT OF DEFAULT shall have the meaning provided in Article 8 of the MLA and Article 13 of this Supplement.

     IMPROVEMENTS shall have the meaning provided in Section 2.2 of Article 2 of this Supplement.

     MATURITY shall have the meaning provided in Section 3.2 of Article 3 of this Supplement.

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     MORTGAGE shall mean the first purchase money mortgage liens on the
     Property, whether such document is characterized as a mortgage or deed of trust, and shall refer to the plural or the singular, as the case may be.

     PLANS shall have the meaning provided in Section 2.2 of Article 2 of this Supplement.

     PRIME RATE shall have the meaning provided in Section 5.1 of Article 5 of this Supplement.

     PROJECT APPROVALS shall have the meaning provided in Section 7.1(b) of
     Article 7 of this Supplement.

     PROJECT BUDGET shall have the meaning provided in Section 7.1(b) of Article 7 of this Supplement.

     PROJECT SCHEDULE shall have the meaning provided in Section 7.1(b) of
     Article 7 of this Supplement.

     PROMISSORY NOTE shall have the meaning provided in Section 3.1 of Article 3 of this Supplement and shown on Exhibit "C."

     PROPERTY shall have the meaning provided in Section 2.2 of Article 2 of this Supplement, and more particulary described in the Mortgage and on Exhibit G.

     REQUEST FOR CONSTRUCTION LOAN ADVANCE shall have the meaning provided in
     Section 7.2(a) of Article 7 of this Supplement, and shown at Exhibit "D."

     RETAINAGE shall have the meaning provided in Section 4.1(b) of Article 4 of this Supplement.

     SPECIAL CONSTRUCTION ACCOUNT shall have the meaning provided in Section 7.1(a) of Article 7 of this Supplement.

     SCHEDULE OF PAYMENTS shall have the meaning provided in Section 3.2 of
     Article 3 of this Sup  plement, and shown at Exhibit "E."

     U.S. TREASURY RATE shall have the meaning provided in Section 5.2 of
     Article 5 of this Supplement.

     SECTION 1.2 INTERPRETATION. Whenever this Supplement calls for the approval of an act, change, omission, or the like of CGI by Lender, such approval shall not be interpreted or construed to mean that such act, change, omission or the like has any intrinsic value or worthiness to CGI or Lender. Such approval shall only mean that Lender will consider such act, change, omission or the like as not being an Event of Default and will continue to make Advances otherwise provided for under the Construction Commitment in the presence of such act, change, omission or the like.



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                                   ARTICLE 2

                            CONSTRUCTION COMMITMENT

     SECTION 2.1 THE CONSTRUCTION LOAN FACILITY. On the terms and conditions set forth in the MLA and this Supplement, Lender agrees to make Advances for construction to CGI from time to time during the period set forth below in an aggregate principal amount not to exceed FIFTEEN MILLION DOLLARS ($15,000,000.00) (the "Construction Commitment"). Under the Construction Commitment, amounts borrowed and later repaid may not be reborrowed.

     SECTION 2.2 PURPOSE. The purpose of the Construction Commitment is to (i) finance CGI's acquisition of real property and attendant water rights in New Mexico and Colorado, as is more particularly described in Exhibit "G," hereof (the "Property"); (ii) the construction of two new twenty-acre (20-acre) greenhouse facilities thereon (the "Improvements") identified in the plans and specifications provided to and approved by Lender pursuant to Section 7.1(b) hereof (as the same may be amended pursuant to Section 10.1), (the "Plans");
(iii) the installation of necessary Fixtures and Equipment for the effective operation of the greenhouse facilities; and (iv) to capitalize interest during the construction and start-up phase in accordance with GAAP; and CGI agrees to utilize the proceeds of the Construction Commitment for these purposes only.

     SECTION 2.3 EXPIRATION OF CONSTRUCTION COMMITMENT. Lender's obligations to make Advances on the Construction Commitment shall expire on September 30, 1997, or such later date as Lender may in its sole discretion authorize in writing.


                                   ARTICLE 3

                                PROMISSORY NOTE

     SECTION 3.1 PROMISSORY NOTE. CGI promises to repay the Advances in accordance with the Promissory Note in the form of note attached as Exhibit "C," which Exhibit is incorporated herein by this reference. If any installment due date is not a Business Day, then such installment shall be due and payable on the next Business Day. In addition to the above, CGI promises to pay interest on the unpaid principal balance hereof at the times and in accordance with the provisions set forth in Article 3.3 hereof.

     SECTION 3.2 PRINCIPAL REPAYMENT AND MATURITY. The Promissory Note, this Supplement and the balance of all Advances outstanding on the expiration of the Construction Commitment shall be due and payable in equal monthly installments of principal repayment, with the first such installment being due on the 1st day of January, 1998. The principal balance shall amortize in accordance with the Schedule of Payments to be attached hereto as Exhibit "E" upon the expiration of the Construction Commitment, and shall mature on December 31, 2006 ("Maturity").

     3.3 PAYMENT OF INTEREST. Interest accruing during construction and start-up shall be capitalized pursuant to Section 2.2 hereof, and thereafter the interest accruing on the outstanding balance of the Advances at the rate provided in Article 5 hereof shall be paid monthly in arrears, with


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the first such payment due on the 1st day of November, 1997, and on the 1st day
of each month thereafter until the entire amount shall have been paid in full.


                                   ARTICLE 4
                           DISBURSEMENT OF PROCEEDS

     SECTION 4.1  DISBURSEMENT PROCEDURES.

          (a) FUNDING ORDER. Disbursement of funds to pay acquisition and construction costs on each greenhouse shall be for each greenhouse first from funds placed by CGI in the Special Construction Account held by Lender until CGI's equity committed to each greenhouse of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) shall have been disbursed, then from Advances on the Construction Commitment.

          (b) LIMITS ON ADVANCES. Lender shall not be required to Advance funds (i) for any category or line item of acquisition or construction cost an amount greater than the amount specified therefor in the Project budget; or (ii) for any services not yet performed or for materials or goods not yet incorporated into the Improvements or delivered to and properly stored on the Property. No Advance hereunder shall exceed ninety percent (90%) of the aggregate costs actually paid or currently due and payable and represented by invoices accompanying a Request for Construction Loan Advance submitted pursuant to Section 7.2 (the remaining percentage of such costs is hereinafter referred to as "Retainage"). Advances shall be in the minimum amount of $1,000,000, and not more frequently than the 5th day and the 20th day of each month during the term of the Construction Commitment.

          (c) ADVANCE OF RETAINAGE. The Retainage (and in no case greater than the unused bal ance of the Construction Commitment allocated for construction) will be Advanced by Lender to CGI upon satisfaction of the following conditions:

               (i) The proper and timely filing for recordation of a notice of completion;
               (ii) Expiration of the appropriate time periods allowed by law for the filing of mechanics' liens and receipt of verification from CGI that no liens have been filed prior to or dur ing such period or receipt from CGI of lien waivers from all subcontractors and releases of any such liens which have been filed; and
               (iii) The issuance to Lender of an ALTA mortgagee's policy of title insurance with appropriate endorsements reflecting the aggregate amount advanced hereunder and insuring the property to be free and clear of any and all materialmen's and mechanics' liens, all in form and con tent satisfactory to Lender.

     SECTION 4.2 PAYMENTS TO THIRD PARTIES. At its option and without further authorization from CGI, Lender is authorized to make Advances under the Construction Commitment by paying, directly or jointly with CGI, any person to whom Lender in good faith determines payment is due and any such Advance shall be deemed made as of the date on which Lender makes such payment and shall be secured under the Mortgage securing the Construction Commitment and any other loan documents securing the Construction Commitment as fully as if made directly to CGI. Lender shall comply with the disbursers notice provisions of the Laws of Colorado, C.R.S. (S) 38-22-126 and any equivalent provision of New Mexico Law.


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                                   ARTICLE 5

                                   INTEREST

     SECTION 5.1 PRIME RATE OPTION. Except as CGI may elect from time to time in accordance with Section 5.2 hereof, Advances shall bear and CGI agrees to pay interest equal to the Prime Rate. Prime Rate shall mean for any day, the rate defined as the "prime rate" as published from time to time in the Eastern Edition of The Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States' thirty (30) largest commercial banks, or if The Wall Street Journal shall cease publishing the "prime rate" on a regular basis, such other regularly published average prime rate application to such commercial banks as is acceptable to CGI in its reasonable discretion.

     SECTION 5.2 U. S. TREASURY RATE OPTION. At the request of CGI, the rate of interest charged on the Advances may be fixed at a rate per annum equal to two and one-half percent (2.5%) above the U. S. Treasury Rate. For purposes hereof, U. S. Treasury Rate shall mean the yield to maturity of U. S. Treasury instruments having the same maturity date as the Advances, as indicated by Telerate (page 5) at approximately 9:30 a.m. Eastern Time on the date the rate is fixed. If, however, no yield is available for the period selected, then the rate shall be interpolated based on the rates quoted for the next longest and shortest period of time. In the event Telerate ceases to provide such quotations or materially changes the form or substance of page 5 (as reasonably determined by Lender), the Lender will notify CGI and the parties hereto will agree upon a substitute basis for obtaining such quotations. Notwithstanding the foregoing, if the spread between Lender's costs of funds (as reasonably determined by Lender according to its methodology) and the U. S. Treasury Rate should widen (or lessen) from the spread in effect for the same period of time on the date hereof, then the spread over the U. S. Treasury Rate shall be automatically adjusted upward (or downward) to reflect any such change.
However, the first such adjustment may not be made until January 1, 2000, and no adjustment shall be applied retroactively to any Advances made prior to the date of such adjustment. Under this option, individual amounts may be fixed for periods ranging from one (1) year to Maturity, and the minimum amount that may be fixed at any one time for any single period shall be One Million Dollars ($1,000,000). Rates may only be fixed for periods which expire on a Business Day and may not be fixed in such a manner as to require CGI to have to prepay any fixed rate balance in order to pay any installment of principal. Upon the expiration of any fixed rate period, interest shall automatically accrue at the rate set forth in Section 5.1 above, unless the amount fixed is repaid or CGI fixes the rate pursuant to this Section 5.2 for a new period.

     SECTION 5.3  FEES.  CGI agrees to pay fees:

          (a) ORIGINATION FEE. At the closing of this Supplement, CGI shall pay a fee to the Lender equal to one and one-half percent (1.5%) of the total Construction Commitment. CGI shall be credited at closing for the ten percent (10%) of the origination fee paid in advance on the 21st day of November, 1996, in the amount of $22,500.

          (b) COMMITMENT FEE. At the end of each quarter in which there has been any unused Construction Commitment, CGI shall pay to Lender an unused commitment fee of twenty-five (25) basis points on such unused Construction Commitment.



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     SECTION 5.4  PREPAYMENT.  The loans may be prepaid in whole or in part as provided in the MLA. Unless otherwise agreed, all prepayments will be applied to principal installments in the inverse order of their maturity.


                                   ARTICLE 6

                                   SECURITY

     SECTION 6.1 COLLATERAL. In addition to the Collateral described in the MLA, the Security Agreement, the Guarantee, the Holdings Pledge, and the CG Member Pledge, Advances on the Construction Commitment shall be secured by the assignment of the construction contracts, Plans, Approvals and the like, and the Mortgages.


                                   ARTICLE 7

                        ADDITIONAL CONDITIONS PRECEDENT

     SECTION 7.1 INITIAL ADVANCE. Lender's obligation to make the initial Advance hereunder is subject to satisfaction of each of the following additional conditions precedent on or before the date of such Advance:

          (a) MINIMUM EQUITY. CGI certifies that a minimum of Twelve Million Dollars ($12,000,000) in new equity capital has been raised, and that a minimum of Ten Million Dollars ($10,000,000) of the net proceeds of the equity offering will be placed in a Special Construction Account with Lender for future construction disbursements. Notwithstanding the foregoing, not more than Nine Million Dollars ($9,000,000) will be used for construction disbursements. Immediately after the Final Payment (as that term is defined in the construction contracts) is made on both new greenhouses, and if no Event of Default has occurred and is continuing, Lender shall release all sums remaining in the Special Construction Account to CGI, however, after the Final Payment is made on the first greenhouse completed, CGI may request release of funds (other than funds needed for construction) based upon the percentage of completion of the second greenhouse. Upon such request Lender will, in good faith, consider and grant so much of the request, which in Lender's reasonable discretion is warranted.

          (b) PROJECT BUDGET AND SCHEDULE, CONTRACTS AND PLANS. That Lender receive and approve for each of the New Mexico and Colorado greenhouses (i) a budget setting forth the total estimated direct and indirect costs for the construction of the Improvements, including line item cost breakdowns for all direct costs by trade, job, and subcontractor, and a schedule of all sources of funds to pay such costs (the "Project Budget"); (ii) a schedule setting forth, by trade, job, and subcontractor, the estimated dates of commencement and completion of construction of the Improvements (the "Project Schedule"); (iii) a schedule of the amounts and times of Advances anticipated to be requisitioned by CGI from time to time during the term of construction of the Improvements (the "Disbursement Schedule"); (iv) a list of all subcontractors and materialmen who have been or, to the extent then determined by CGI, will be supplying labor, materials or goods for the Improvements; (v) two sets of the Plans with a certification from CGI and from CGI's architect or engineer, or with other



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evidence satisfactory to Lender, as to the following matters:  (a) that the
Improvements on each greenhouse can be completed by the same day of the month six months after the date of the Notice to Proceed (as defined in the Construction Contracts) for each greenhouse (the "Completion Dates"); (b) that the Project Budget, Project Schedule, Disbursement Schedule and the Plans satisfactorily provide for the construction of the Improvements; and (c) that the Improvements upon completion will comply with all Laws (as defined in the MLA), including, without limitation, all Laws relating to the environment, and all approvals, consents, permits and licenses required under such Laws (the "Project Approvals") which have been obtained or are to be obtained by CGI relating in any way to the acquisition, construction or the contemplated operation of the Improvements (including, without limitation, those relating to zoning, building, use and occupancy, fire prevention and health); and (vi) a list of the Project Approvals indicating those Project Approvals obtained and to be obtained (and a schedule for obtaining such Project Approvals).

          (c) SURVEY. That Lender receive a plat of survey of the Property by a licensed surveyor satisfactory to Lender and complying with the 1988 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, as adopted by the American Land Title Association ("ALTA") and the American Congress on Surveying & Mapping, including, without limitation, showing through the use of course bearings and distances, the following: (i) all foundations of the Improvements, including driveways and fences, if any, in place or to be constructed; (ii) all easements and roads or rights of way and setback lines, if any, affecting the Improvements, and showing that the same are unobstructed; (iii) the dimensions, boundaries and square footage of the Improvements; (iv) no encroachments by any improvements on the Property onto adjoining property; and (v) such other information as may be reasonably be required by Lender.

          (d) UTILITIES; ACCESS. That Lender receive a certificate from CGI or CGI's architect, or other evidence satisfactory to Lender, as to the methods of access to and egress from the Property and the availability of water supply, electricity and other utilities, all in locations and capacities sufficient to meet the reasonable requirements of the Property and the Improvements and otherwise satis factory to Lender.

          (e) INSURANCE. That Lender receive certificates from the insurance carrier for the general contractor or contractors (and if CGI is not adequately insured therein, from CGI's insurance carrier) evidencing worker's compensation and liability insurance (including contractual liability) carried during the course of construction, naming Lender as an additional insured, with liability insurance limits for death of or injury to persons of not less than One Million Dollars ($1,000,000) and for damages to property of not less than Five Million Dollars ($5,000,000) or such other limits if any are established under the construction contract(s). Without limiting the provisions in the MLA or the foregoing, CGI agrees to obtain Builder's Risk casualty insurance covering fire and other casualty with extended coverage including vandalism and malicious mischief.

          (f) TITLE INSURANCE. That prior to any Advances under the Construction Commitment, CGI shall furnish to Lender an ALTA lender's form of title insurance on the Property in the aggregate face amount of Fifteen Million Dollars ($15,000,000.00) insuring the Mortgage as first purchase money mortgage liens on the Property, subject only to exceptions approved in writing by Lender in its reasonable discretion. In the event any construction of the Improvements has commenced prior to issuance of such title policy, CGI will obtain any and all indemnification agreements and/or lien waiver agreements required by the title insurer for issuance of such title insurance policies.



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          (g)  APPRAISAL.  That Lender receive appraisals performed by a duly certified appraiser acceptable to Lender demonstrating that the Construction Commitment is less than or equal to eighty-five percent (85%) of the value of the collateral offered to Lender.

          (h) CONTRACTS AND REPORTS. That prior to any Advance on the Construction Commit ment, Lender receive copies of the construction contracts, supervising engineer's reports, environmental inspection reports, and other reports contemplated for construction in the Loan Documents.

     SECTION 7.2 ADVANCES GENERALLY. Lender's obligation to make each Advance hereunder, including the initial Advance, is subject to the satisfaction of each of the following additional condi tions precedent on or before the date of such Advance:

          (a) REQUEST FOR CONSTRUCTION ADVANCE. That Lender receive an executed Request for Construction Advance from CGI in the form of Exhibit "D" attached hereto (the "Request for Con struction Advance"), together with all items called for therein, not later than five (5) days prior to the date the Advance is desired, subject to Section 4.1(b) hereof.

          (b) CONSTRUCTION CERTIFICATE. That Lender receive from the Project Manager (as that term is defined in the construction contracts) or, if an independent inspector has been employed by Lender pursuant to Section 12.3, a certificate or report of such inspector to the effect that the construction of the Improvements to the date thereof has been performed in a good and workmanlike manner and in accordance with the Plans, stating the estimated total cost of construction of the Improvements, stating the percentage of in-place construction of the Improvements, and stating that the remaining non-disbursed portion of the loan is adequate to complete the construction of the Improvements, in the form attached hereto as Exhibit B.


                                   ARTICLE 8

                        REPRESENTATIONS AND WARRANTIES

     In addition to the representations and warranties contained in the MLA subject only to those exceptions set forth in the Disclosure Schedule, CGI represents and warrants as follows.

     SECTION 8.1 PROJECT APPROVALS; CONSENTS; COMPLIANCE. CGI has obtained all Project Approvals relating to the construction and operation of the Improvements. All such Project Approvals heretofore obtained remain in full force and effect and CGI has no reason to believe that any such Project Approval not heretofore obtained will be obtained by CGI in the ordinary course during or following completion of the construction of the Improvements. No such Project Approval will terminate, or become void or voidable or terminable, upon any sale, transfer or other disposition of the Property or the Improvements, including any transfer pursuant to foreclosure sale under the Mortgage. No consent, permission, authorization, order, or license of any governmental authority is necessary in connection with the execution, delivery, performance, or enforcement of the Loan Documents to which CGI is a party, except such as have been obtained and are in full force and effect. CGI is in compliance in all material respects with all Project Approvals having application to the Property or the Improvements,. Without limiting the foregoing, there are no unpaid or outstanding

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real estate or other taxes or assessments on or against the Property or the
Improvements or any part thereof (except only real estate taxes not yet due and payable). CGI has received no notice nor has any knowledge or any pending or contemplated assessment against the Property or the Improvements.

     SECTION 8.2 ENVIRONMENTAL COMPLIANCE. Without limiting the provisions of the MLA, all property owned or leased by CGI, including, without limitation, the Property and the Improvements, and all operations conducted by it are in compliance in all material respects with all Laws and all Project Approvals relating to environmental protection, the failure to comply with which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of CGI, or on the ability of CGI to perform its obligations under the Loan Documents.

     SECTION 8.3 FEASIBILITY. Each of the Project Budget, the Project Schedule and the Disbursement Schedule is realistic and feasible.


                                   ARTICLE 9

                             AFFIRMATIVE COVENANTS

     In addition to the affirmative covenants contained in the MLA, CGI agrees to:

     SECTION 9.1  REPORTS AND NOTICES.

          (a) REGULATORY AND OTHER NOTICES. Promptly after receipt thereof, furnish to Lender copies of any notices or other communications received from any governmental authority with respect to the Property, the Improvements, or any matter or proceeding the effect of which could have a material adverse effect on the condition, financial or otherwise, operations, properties, or business of CGI, or the ability of CGI to perform its obligations under the Loan Documents.

          (b) NOTICE OF NONPAYMENT. Promptly after the filing or receipt thereof, furnish to Lender a description of or a copy of any lien filed by or any notice, whether oral or written, from any laborer, contractor, subcontractor or materialman to the effect that such laborer, contractor, subcontractor or materialman has not been paid when due for any labor or materials furnished in connection with the construction of the Improvements.

          (c) NOTICE OF SUSPENSION OF WORK. Furnish to Lender prompt notice of any suspension in the construction of the Improvements, regardless of the cause thereof, in excess of five (5) days and a description of the cause for such suspension.

     SECTION 9.2  CONSTRUCTION LIENS.  Pay or cause to be removed, within five
(5) days after notice from Lender, any Lien on the Improvements or Property, provided, however, that CGI shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claim upon furnishing to the appropriate title insurance company such security or indemnity as it may require to induce said title insurance company to issue its title insurance commitment or its mortgage title insurance policy insuring against all such claims or Liens, and provided further that Lender will not be required to make any further Advances of the proceeds of the Construction Commitment until

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any mechanic's lien claims shown by the title insurance company or interim binder have been so insured against by the title insurance company.

     SECTION 9.3 IDENTITY OF CONTRACTORS; ETC. Furnish to Lender from time to time on the request of Lender, in a form acceptable to Lender, correct lists of all contractors, subcontractors and suppliers of labor and material supplied in connection with the construction of the Improvements and true and correct copies of all executed contracts, subcontracts, and supply contracts. Lender may contact any contractor, subcontractor, or supplier to verify any facts disclosed in the lists and contracts. All contracts and subcontracts relating to construction of the Improvements must contain provisions authoriz ing such contractor, subcontractor or supplier to provide to Lender the listed information and copies of contracts, and to disclose to Lender any information regarding the performance of the contract.

     SECTION 9.4 LIEN WAIVERS. Furnish to Lender, at any time and from time to time upon the request of Lender, lien waivers bearing a then current date and prepared on a form satisfactory to Lender from such contractor, subcontractor, or supplier as Lender shall designate.


                                  ARTICLE 10

                              NEGATIVE COVENANTS

     In addition to the negative covenants contained in the MLA, CGI will not:

     SECTION 10.1 CHANGE ORDERS. Allow any substantial deviation, addition, extra, or change order to the Plans, Project Budget or Project Schedule and will not make any material change in any contract or subcontract (including, but not limited to, those with any contractor, subcontractor, architect or engineer) without Lender's prior written approval. All requests for substantial changes shall be made using a Change Order Request in the form of Exhibit "A" attached hereto. For the purposes hereof, the term "substantial" shall mean an addition or extra which exceeds One Hundred Thousand Dollars ($100,000) in the aggregate for each greenhouse, or for any particular item if such change would increase the cost for such item by five percent (5%) or greater. Lender will have a reasonable time to evaluate any requests for its approval of any changes referred to in this covenant, and will not be required to consider approving any changes unless all other approvals that may be required have been obtained. Lender may approve or disapprove changes in its sole discretion. All contracts and subcontracts relating to the construction of the Improvements must contain provisions satisfactory to Lender implementing the above provisions of this covenant. CGI shall promptly provide to Lender copies of all change orders that, pursuant to the above described procedures, did not require Lender's prior written approval.

     SECTION 10.2 MATERIALS. Purchase or install any materials, equipment, fixtures, or articles of personal property for the Improvements if such shall be covered under any security agreement or other agreement where the seller reserves or purports to reserve title or the right of removal or repossession, or the right to consider them personal property after their incorporation into the Improvements.

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                                  ARTICLE 11

                                  CASUALTIES

     SECTION 11.1 RIGHT TO ELECT TO APPLY PROCEEDS. In case of material loss or damage to the Property or the Improvements by fire or other casualty, by a taking by condemnation for public use or the action of any governmental authority or agency, or the transfer by private sale in lieu thereof, either temporarily or permanently, or otherwise, if in the sole judgment of Lender there is reasonable doubt as to CGI's ability to complete construction of the Improvements on or before the Completion Date by reason of such loss or damage or because of delays in making settlements with governmental agencies or authorities or with insurers, Lender may terminate its obligations to make Advances hereunder and elect to collect, retain and apply to the outstanding balance all proceeds of the taking or insurance after deduction of all expenses of collection and settlement, including attorneys' and adjusters' fees and charges. In the event such proceeds are insufficient to pay the outstanding balance in full, Lender may declare the balance remaining unpaid on the outstanding balance to be due and payable forthwith and avail itself of any of the remedies afforded hereby as in case of any Event of Default.

     SECTION 11.2 ELECTION NOT TO APPLY PROCEEDS. In case Lender does not elect to apply such proceeds to the outstanding balance, CGI will:

          (a) SETTLE. Proceed with diligence to make settlement with the governmental agencies or authorities or the insurers, as the case may be, and cause the proceeds to be paid to CGI.

          (b) RESUME CONSTRUCTION. Promptly proceed with the resumption of construction of the Improvements, including the repair of all damage and restoration to its former condition.

     SECTION 11.3 USE OF PROCEEDS. All such proceeds shall be fully used before the disbursement of any further proceeds of the Construction Commitment.


                                  ARTICLE 12

                            OTHER RIGHTS OF LENDER

     SECTION 12.1 RIGHT TO INSPECT. Lender or its agent may enter on the Property at any time and inspect the Improvements. If the construction of the Improvements is not satisfactory to Lender, Lender may stop the construction and order its replacement or the correction thereof or additions thereto, whether or not said unsatisfactory construction has been incorporated in the Improvements, and withhold all Advances hereunder until such construction is satisfactory to Lender. Such construction shall promptly be made satisfactory to Lender.

     SECTION 12.2 NO OBLIGATION OF LENDER. Neither Lender nor any inspector hired pursuant to Section 12.3 below is obligated to construct or supervise construction of the Improvements. Inspection by Lender or such inspector thereof is for the sole purpose of protecting Lender's security and is not to be construed as a representation that there will be compliance on anyone's part with the Plans or that the construction will be free from faulty material or workmanship. Neither Lender nor such in-spector shall be liable to CGI or any other person concerning the quality of construction of the Improvements or the absence therefrom of defects. CGI will make or cause to be made such other independent inspections as it may desire for its own protection.

     SECTION 12.3 RIGHT TO EMPLOY INDEPENDENT ARCHITECT OR ENGINEER. Lender reserves the right to employ an independent construction architect or engineer, among other things, to review the Project Budget, the Project Schedule and the Plans, inspect all construction of the Improvements and the periodic progress of the same, and review all Requests for Construction Loan Advances and change orders, the cost therefor to be the sole responsibility of CGI and shall be paid by CGI upon demand by Lender.

     SECTION 12.4 INDEMNIFICATION AND HOLD HARMLESS. CGI shall indemnify and hold Lender harmless from and against all liability, cost or damage arising out of this Supplement or any other Loan Document or the transactions contemplated hereby and thereby, including, without limitation, (i) any alleged or actual violation of any Law or Project Approval relating to the Property or the Improvements and (ii) any condition of the Property or the Improvements whether relating to the quality of construction or otherwise and whether Lender elects to complete construction upon an Event of Default or discontinues or suspends construction pursuant to this Section, except for any liability, cost or damage arising from Lender's own gross negligence or willful misconduct. Lender may commence, appear in or defend any such action or proceeding or any other action or proceeding purporting to affect the rights, duties or liabilities of the parties hereunder, or the Improvements, or the Property, or Advances of the Construction Commitment, and CGI agrees to pay all of Lender's costs and expenses, including its reasonable attorneys' fees, in any such actions. The obligations of CGI under this Subsection shall survive the termination of this Agreement.


                                  ARTICLE 13

                               EVENTS OF DEFAULT

     In addition to the events of default set forth in the MLA, each of the following shall constitute an "Event of Default" hereunder:

     SECTION 13.1 CESSATION OF CONSTRUCTION. Any cessation at any time in construction of the Improvements for more than fifteen (15) consecutive days, except for strikes, acts of God, or other causes beyond CGI's control, or any cessation at any time in construction of the Improvements for more than thirty
(30) consecutive days, regardless of the cause.

     SECTION 13.2 INSUFFICIENCY OF LOAN PROCEEDS. Lender, in its sole discretion, shall determine that the remaining undisbursed portion of the Construction Commitment is or will be insufficient to fully complete the Improvements in accordance with the Plans.

                                  ARTICLE 14

                             REMEDIES UPON DEFAULT

     In addition to the remedies set forth in the MLA, upon the occurrence of and during the contin uance of each and every Event of Default:

     SECTION 14.1 COMPLETION. Lender may (but shall not be obligated to) take over and complete construction of the Improvements in accordance with the Plans approved by Lender with such changes as Lender may, in its sole discretion, deem appropriate, all at the risk, cost, and expense of CGI. Lender may assume or reject any contracts entered into by CGI in connection with the Improvements, and may enter into additional or different contracts for services, labor, and materials required, in the sole judgment of Lender, to complete the construction of the improvements. All sums, including reasonable attorneys' fees, charges or fees for supervision and inspection of the construction, and for any other necessary purpose in the discretion of Lender, expended by Lender in completing the construction of the Improvements (whether aggregating more or less than the amount of this Construction Commitment) shall be deemed Advances made by Lender to CGI under this Construction Commitments, and CGI shall be liable to Lender for the repayment of such sums, together with interest on such amounts from the date of their expenditure at the Default Interest Rate specified above. Lender may, in its sole discretion, at any time, abandon work on the construction of the Improvements after having commenced such work, and may recommence such work at any time, it being understood that nothing in this Section shall impose any obligation on Lender to complete or not to complete the construction of the Improvements. In the event Lender elects to complete the construction, it may demand such additional sums from CGI as may be necessary to complete construction, which sums CGI shall promptly pay to Lender. For the purposes of carrying out the provisions of this section upon an Event of Default and for so long as an Event of Default continues, CGI irrevocably appoints Lender its attorney-in-fact, with full power of substitution to execute and deliver all such documents, pay and receive such funds, and take such action as may be necessary, in the judgment of Lender, to complete the construction of the Improvements. This appointment of attorney-in-fact is coupled with an interest and given as security and is irrevocable.


                                  ARTICLE 15

                                 MISCELLANEOUS

     SECTION 15.1 NOTICE OF COMPLETION. CGI appoints Lender as CGI's attorney-in-fact to file of record any notice of completion, cessation of labor or any other notice that Lender deems necessary to file to protect any of the interests of Lender. Lender, however, shall have no duty to make such filing. This appointment is coupled with an interest and given as security, and is irrevocable.

     SECTION 15.2 SIGNS AND PUBLICITY. CGI will allow Lender to post signs on the Property at the construction sites for the purpose of identifying Lender as the construction lender, and will use its best efforts to identify Lender as the construction lender in publicity concerning the Project.

     SECTION 15.3 COOPERATION. CGI will cooperate at all times with Lender in bringing about the timely completion of the Improvements, and CGI will resolve all disputes arising during the work construction in a manner which will allow work to proceed expeditiously.

     SECTION 15.4 TERMINATION. This Supplement shall terminate when the indebtedness evidenced by the Promissory Note is paid in full and all obligations, covenants, conditions, and agreements of CGI contained herein and in the Loan Documents are performed and discharged, and, in such event, upon the request of CGI and at the cost of CGI, Lender shall execute and deliver to CGI instruments effective to evidence the termination of the Supplement.

     IN WITNESS WHEREOF, CGI has caused this Agreement to be executed, attested, and sealed and Lender has caused this Agreement to be executed by their duly authorized officers as of the date shown above.

(THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.)

CONSTRUCTION LOAN SUPPLEMENT

SIGNATURE PAGE



COLORADO SPRINGS PRODUCTION
CREDIT ASSOCIATION                  COLORADO GREENHOUSE, INC.



By: /s/ signature illegible         By: /s/ Edward Wetherbee
   ---------------------------         ---------------------------

Title:   SR. V.P. - CREDIT          Title:          CEO
      ------------------------            ------------------------

                                   EXHIBIT A
                                      TO
                         CONSTRUCTION LOAN SUPPLEMENT

                             CHANGE ORDER REQUEST


Date:_________________________

Change Order Request Number:_________________________

To:       Colorado Springs Production Credit Association ("Lender")

FROM:     Colorado Greenhouse, Inc. ("CGI")

Loan Agreement No.: 2406649
Dated: January _____, 1987
Project Description:____________________________________________________________
Project Location:_______________________________________________________________

In accordance with the terms of the above referenced Construction Loan Supplement, the undersigned hereby requests that Lender approve the change orders more particularly described in the scheduled attached hereto as Exhibit "A" and incorporated herein.

The undersigned hereby certifies that:

1. There have been no changes in the Plans and/or contracts except those permitted in the Construction Loan Supplement and/or approved in writing by Lender; and

2. Copies of the proposed changes to the Plans and/or contracts are attached hereto as Exhibit "A" and that all such documents are complete and fully comply with all applicable permits and approvals, subject to the written approval of Lender.

COLORADO GREENHOUSE, INC.           ENGINEER:


By:___________________________      By:___________________________


CONTRACTOR:

By:___________________________

CHANGE ORDER APPROVED:

LENDER:  COLORADO SPRINGS PRODUCTION
CREDIT ASSOCIATION


By:___________________________      Date:___________________________

                                   EXHIBIT B
                                      TO
                         CONSTRUCTION LOAN SUPPLEMENT

                           CONSTRUCTION CERTIFICATE

This certificate is given pursuant to Section 7.2(b) of that certain Construction Loan Supplement, dated as of ___________________________, 19___ by and between Colorado Greenhouse, Inc., and Lender.

I hereby certify that based upon a review of the Work, the construction contract and Plans:

1. The construction of the Improvements to this date has been performed in a good and workman like manner in accordance with the Plans;

2. The estimated total construction costs of construction of the Improvements is _____________.

3.   The percentage of in-place construction of the Improvements is ___________.

4. The remaining non-disbursed portion of the construction commitment is adequate to complete the construction of the Improvements.



IN WITNESS WHEREOF, the undersigned has executed this Certificate on _________________, 19___.


______________________________
Engineer


Raytheon Engineers & Constructors, Inc.
5555 Greenwood Plaza Boulevard
Suite 100
Englewood, CO 80111

                   EXHIBIT C TO CONSTRUCTION LOAN SUPPLEMENT

                                PROMISSORY NOTE

FIFTEEN MILLION DOLLARS                                         January 24, 1997
$15,000,000.00                                                  Loan No. 2406649


     FOR VALUE RECEIVED, the undersigned, Colorado Greenhouse, Inc., a Delaware corporation doing business in Colorado ("Maker"), hereby promises to pay to the order of Colorado Springs Production Credit Association ("Lender"), a federally chartered association of the Farm Credit System, ("Payee"), at its offices, at Maturity as defined in the Construction Loan Supplement, in lawful money of the United States of America, the principal amount of FIFTEEN MILLION DOLLARS ($15,000,000.00) or so much thereof as may have been Advanced and is outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at the rates provided in the Construction Loan Supplement. Interest accruing during construction and start-up shall be capitalized pursuant to the Construction Loan Supplement, and thereafter the interest accruing hereon shall be due and payable monthly in arrears, with the first such payment due on the 1st day of November, 1997, and on the 1st day of each month thereafter, and at Maturity. All unpaid principal balances of the Advances on this Promissory Note shall be due and payable in equal monthly installments of principal repayment, with the first such installment being due on the 1st day of January, 1998, and monthly thereafter in accordance with the Schedule of Payments attached hereto and to the Construction Loan Supplement as Exhibit E, with the final payment on December 31, 2006 ("Maturity"). All past due principal shall bear interest at the Default Rate.

     This Promissory Note has been given to Payee pursuant to the Master Loan Agreement dated as of the 24th day of January, 1997, and the Construction Loan Supplement dated as of the 24th day of January, 1997, and all capitalized terms used herein and not otherwise defined shall have the meaning provided therein. Advances borrowed hereon and repaid may not be reborrowed.

     Upon the occurrence of any Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Promissory Note immediately due and payable without notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Promissory Note any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

     If the holder hereof expends any effort in any attempt to enforce payment of all or any part of any sum due the holder hereunder, or if this Promissory
Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all costs, expenses and reasonable fees incurred by the holder, including reasonable attorney's fees.

     This Promissory Note shall be governed by and construed in accordance with the Laws of the State of Colorado and the applicable Laws of the United States of America.

     Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Promissory Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral securing this Promissory Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute any such party or part or all of the collateral securing this Promissory Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

     Maker hereby authorizes the holder hereof to record in its records all Advances made to Maker hereunder and interest accruing thereon and all payments made on account of the principal hereof and interest accruing hereon, which records shall be prima facie evidence as to the outstanding principal amount of and interest accrued on this Promissory Note; provided, however, any failure by the holder hereof to make any records shall not limit or otherwise affect the obligations of Maker under the Agreement or this Promissory Note.


                                        COLORADO GREENHOUSE, INC.



                                        By:_____________________________________

                                   EXHIBIT D
                                      TO
                         CONSTRUCTION LOAN SUPPLEMENT


                     REQUEST FOR CONSTRUCTION LOAN ADVANCE


Request No.________________________                        Date:________________
           (Number sequentially)

TO:       Colorado Springs Production Credit Association ("Lender")

FROM:     Colorado Greenhouse, Inc. ("CGI")

Construction Loan Supplement No. 2406649
Dated: January ____, 1997
Project Description:____________________________________________________________
________________________________________________________________________________

In accordance with the terms of the above-referenced Construction Loan Supplement (capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in such Construction Loan Supplement), you are hereby authorized and requested to make an Advance in the amount of $____________ for the construction items set forth in the request schedule attached hereto as Schedule A and incorporated herein.

The undersigned hereby certifies that:

1. The requested Advance (a) is to pay for labor, services, equipment, fixtures, personal property, and materials (i) which have been performed upon or incorporated into the Improvements or delivered to and properly stored on the Property, and (ii) which are accurately described in the supporting invoices attached to Schedule A, each of which invoice has been paid or is currently due and payable and has not been the subject of any previous Request for Construction Loan Advances, and (b) does not exceed ninety percent (90%) of the aggregate amount of the supporting invoices attached to Schedule A.

2. No amount requested hereby for any category or line item of acquisition or construction cost is more than the amount specified therefor in the Project Budget, and there has been no change in the Project Budget previously supplied to and approved by Lender except as expressly permitted by the Construction Loan Supplement or as has been approved in writing by Lender;

3. All construction completed as of the date hereof has been performed in a good and workmanlike manner and in accordance with the Plans, and there has been no change in the Plans except as expressly permitted by the Construction Loan Supplement or as has been approved in writing by Lender, and descriptions or copies of all deviations, additions, extras, or change orders to date to the Plans, the Project Budget and all other Project Documents have been provided to Lender.

4. There has been no change in the Project Schedule except as has been approved in writing by Lender;

5. The payments to be made with the requested Advance will pay all presently due and payable bills and invoiced received to date, less any required withholds, for labor, services, equipment, fix tures, personal property, and materials furnished in connection with the construction of the Improve ments;

6. All amounts previously advanced by Lender for labor, services, equipment, fixtures, personal property, and materials furnished in connection with the construction of the Improvements pursuant to previous Requests for Construction Loan Advances have been paid to the parties entitled thereto in the manner required in the Construction Loan Supplement;

7. All conditions to advances set forth in the Construction Loan Supplement have been fulfilled, no Default or Event of Default under the Construction Loan Supplement has occurred and is continu ing, and all warranties and representations contained in the Loan Documents are true and correct on the date of this Requests for Construction Loan Advance.

8. Excluding the funds requested in this Request for Construction Loan Advance, CGI has requested and received the sum of $_______________ under the Construction Commitment;

9. No Liens have been filed or claims made against the Property or the Improvements for unpaid labor, services, equipment, fixtures, personal property, or materials; and

10. CGI has no offset, counterclaim, or defense against the Loan or any other amount due under the Loan Documents.


COLORADO GREENHOUSE, INC.


By:___________________________


APPROVED FOR PAYMENT:

COLORADO SPRINGS PRODUCTION
CREDIT ASSOCIATION


By:___________________________

Date:_________________________

                                   EXHIBIT E

                                      TO

                         CONSTRUCTION LOAN SUPPLEMENT



Schedule of Payments:


To be provided by Lender upon expiration of the construction commitment.

                                 EXHIBIT F TO

                         CONSTRUCTION LOAN SUPPLEMENT
                         ----------------------------
                                    between
                           COLORADO GREENHOUSE, INC.
                                      and
                COLORADO SPRINGS PRODUCTION CREDIT ASSOCIATION


Section 8.1  Project Approvals; Consents
----------------------------------------

CGI has obtained all Project Approvals and all other necessary consents, permissions, authorizations, order and licenses of applicable governmental authority, except as follows:


    A.   Estancia. New Mexico Greenhouse:
         -------------------------------

         1.   Groundwater Discharge Permit. Application submitted to NMED.

         2.   Building Permit. Application to be submitted [Torrance County, NM]

    B.   Ft. Lupton, Colorado Greenhouse
         -------------------------------

         1. Subdivision Application and Request for Variance. Application and request submitted to City of Ft.Lupton, CO on January 17, 1997.

         2. Air Permit. Application submitted to Colorado Department of Health on January 17, 1997.

         3. Building Permit. Application to be submitted to City of Ft. Lupton, CO]

Section 8.2  Environmental Matters
----------------------------------

  1. Phase I Environmental Site Assessment for East 1/2 of Section 10, Township 5 North, Range 8 East, Torrance County, New Mexico prepared by Daniel B. Stephens & Associates, Inc. for Colorado Greenhouse LLC, dated November 20, 1996.

  2. Phase I Environmental Site Assessment for 25 Acre Undeveloped Parcel, Fort Lupton, Colorado, prepared by ERM-Rocky Mountain, Inc. for Colorado Greenhouse, Inc., dated January 17,1997.

                                   Exhibit G

                                      to

                         Construction Loan Supplement


Description of Real Property on which crops are growing or are to be grown and on which fixtures are located.

Tract #1, Estancia, Torrance County, New Mexico:

The Northeast Quarter (NE1/4) of Section Ten (10), Township Five (5) North, Rang Eight (8) East, N.M.P.M., Torrance County, New Mexico.

                                      AND

Tracts letter "A" and "B" situate within the Southeast Quarter (SE1/4) of Section Ten (10), Township Five (5) North, Range Eight (8) East, N.M.P.M., as the same are shown and designated on that certain Plat entitled "Lands of Donald
G. and Carol R. Ansley", prepared by Jerry Nickels, N.M.P.L.S. #6256, filed for record on March 2, 1994 at 4:20 o'clock, P.M., as document number 4045, and filed in Cabinet C, Slide 68, Plat Records of Torrance County, New Mexico.

Tract #2, Ft. Lupton, Weld County, Colorado:

        THAT PART OF THE NORTHWEST 1/4 OF SECTION 34, TOWNSHIP 2 NORTH, RANGE 68 WEST OF THE 6TH PRINCIPAL MERIDIAN, COUNTY OF WELD, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED AS:
        BEGINNING AT THE WEST 1/4 CORNER OF SAID SECTION 34; THENCE NORTH 00 DEGREES 37 MINUTES 57 SECONDS WEST ON AN BEARING BASED ON A COLORADO STATE PLANE, NORTH ZONE, MODIFIED COORDINATE GRID AND ALONG THE WEST LINE OF SAID NORTHWEST 1/4 SECTION 34 A DISTANCE OF 40.00 FEET;
THENCE NORTH 89 DEGREES 25 MINUTES 58 SECONDS EAST PARALLEL WITH AND 40.00 FEET NORTHERLY OF THE SOUTH LINE OF SAID NORTHWEST 1/4 OF SECTION 34 A DISTANCE OF 1070.65 FEET TO THE TRUE POINT OF BEGINNING;
THENCE NORTH 00 DEGREES 25 MINUTES 23 SECONDS WEST PARALLEL WITH THE EAST LINE OF SAID NORTHWEST 1/4 OF SECTION 34 A DISTANCE OF 1453.44 FEET;
THENCE NORTH 89 DEGREES 22 MINUTES 03 SECONDS EAST PERPENDICULAR TO SAID WEST LINE OF THE NORTHWEST 1/4 OF SAID SECTION 34 A DISTANCE OF 801.51 FEET TO A POINT 777.91 FEET WESTERLY OF SAID EAST LINE OF THE NORTHWEST 1/4 OF SECTION 34; THENCE SOUTH 00 DEGREES 25 MINUTES 23 SECONDS EAST PARALLEL WITH AND 777.91 FEET WESTERLY OF SAID EAST LINE OF THE NORTHWEST 1/4 OF SECTION 34 A DISTANCE
OF 1454.36 FEET TO A POINT 40.00 FEET NORTHERLY OF SAID SOUTH LINE OF THE NORTHWEST 1/4 OF SECTION 34;
THENCE SOUTH 89 DEGREES 25 MINUTES 58 SECONDS WEST PARALLEL WITH SAID SOUTH LINE OF THE NORTHWEST 1/4 OF SAID SECTION 34 A DISTANCE OF 801.51 FEET TO THE TRUE POINT OF BEGINNING.

        CONTAINS: 26.752 ACRES MORE OR LESS.